UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report September 19, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12351                  41-1849591
(State or of incorporation)  (Commission file number)     (IRS Employer
                                                           Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On September 19, 2005, Metris Companies Inc. (Metris) issued a press release announcing that it has entered into a definitive issuing agreement with Discover Financial Services LLC to issue credit cards on the Discover Network. The credit card will be issued by Metris' subsidiary, Direct Merchants Credit Card Bank, N.A., and is expected to be available to customers by the end of 2005. A copy of the press release is filed herewith as Exhibit 99.1.

     On September 19, 2005, Metris Companies Inc. (Metris) issued a press release announcing that Metris and the Red Hat Society have launched a new MasterCard credit card designed especially for Red Hat Society members. The Red Hat Society(R) Platinum MasterCard(R) card is being issued by Metris subsidiary Direct Merchants Credit Card Bank, N.A., a copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1     Metris Companies Inc. press release dated September 19, 2005.
99.2     Metris Companies Inc. press release dated September 19, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRIS COMPANIES INC.


Dated:  September 21, 2005        By:/s/William A. Houlihan
                                     William A. Houlihan
                                     Executive Vice President
                                       and Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.  Description

99.1         Metris Companies Inc. press release dated September 19, 2005.
99.2         Metris Companies Inc. press release dated September 19, 2005.